Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
VIDENT CORE U.S. EQUITY FUND
(the “Fund”)
a series of ETF Series Solutions

November 12, 2014

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information dated December 4, 2013

Effective immediately, Denise M. Krisko no longer serves as a portfolio manager to the Fund, and all references to Ms. Krisko in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) are deleted in their entirety.

Also effective immediately, Justin V. Lowry and Sean P. Reichert will serve as portfolio managers for the Fund.

The following information replaces the “Portfolio Manager” section on page 4 of the Summary Prospectus and page 5 of the Prospectus:

Portfolio Managers.  Justin V. Lowry and Sean P. Reichert, both Portfolio Managers for IMS, have had primary responsibility for the day-to-day management of the Fund since November 2014.

The following information replaces the “Portfolio Manager” section on page 7 of the Prospectus:

Portfolio Managers

Justin V. Lowry is a portfolio manager with IMS and has been with the firm since its founding in 2009. He has six years of experience in the investment management industry, and currently manages and trades products with nearly $2.5 billion in total fund assets.  Mr. Lowry has also worked to create and develop customized indexes that have been developed into exchange traded products.  Mr. Lowry graduated with a B.S. in Business Management from St. Joseph’s University.

Sean P. Reichert is a portfolio manager with IMS and has been with the firm since 2009. He currently manages products with nearly $2.5 billion in total fund assets and facilitates the trading, as well as the cash and tax management for such accounts. Prior to joining IMS, Mr. Reichert worked as an investment consultant for VTL Associates, the parent company of IMS, where he focused on creating asset allocation models for institutional investors.  He also worked in the Public Finance department at Janney Montgomery Scott, a regional investment bank.  Mr. Reichert graduated with a B.S. in Economics with a concentration in Finance from The Wharton School of The University of Pennsylvania.  He is currently a Level II CFA candidate.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

The following information replaces the “Management of the Trust—Portfolio Manager” section on pages 20–21 of the SAI:

Portfolio Managers. In addition to the Fund, the portfolio managers co-manage the following other accounts as of September 30, 2014, none of which are subject to a performance based fee:

Type of Accounts	Number of Accounts	Total Assets
Registered Investment Companies	18	$1.9 billion
Other Pooled Investment Vehicles	3	$592 million
Other Accounts	0	$0

Portfolio Managers’ Fund Ownership. As of August 31, 2014, the portfolio managers did not own Shares of the Fund.

Portfolio Managers’ Compensation. The Fund’s portfolio managers each receive a fixed base salary and discretionary bonuses that are not tied to the performance of the Fund. They may also make voluntary contributions to a defined contribution retirement plan.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The Sub-Adviser does not expect there to be any conflicts arising from the management of other accounts. No account has a performance based fee.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.